Other Income and Expenses, Net	12 Months Ended
Dec. 31, 2017
Other Income and Expenses, Net
29	OTHER INCOME AND EXPENSES, NET

For the years ended December 31 these items comprise the following:

	2015	2016	2017
Other income:
Sales of fixed assets	25,690	39,774	119,554
Reversal of legal and tax provisions	7,796	18,778	79
Legal indemnities	—	8,957	—
Sale of investments held for sale	60	46	—
Disposal of non-current assets classified as held for sale	8,775	—	—
Present value of the liability from put option	18,627	—	—
Others	18,434	18,574	15,449

	79,382	86,129	135,082

Other expenses:
Impairment of goodwill and trademarks	—	54,308	49,608
Net cost of fixed assets disposal	15,669	31,247	95,541
Loss on remeasurement of previously held interest (Note 33-a)	—	6,832	—
Present value of the liability from put option	—	984	—
Cost of sales of non-current assets classified as held for sale	8,945	—	—
Others	184	6,132	10,478

	24,798	99,503	155,627

	54,584	(13,374)	(20,545)